                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    July 10, 1997
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                            IDX Systems Corporation
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             (Exact Name of Registrant as Specified in its Charter)


                                    Vermont
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                 (State or Other Jurisdiction of Incorporation)


        0-26816                                           03-0222230
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(Commission File Number)                       (IRS Employer Identification No.)


     1400 Shelburne Road, P.O. Box 1070, South Burlington, Vermont   05403
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               (Address of Principal Executive Offices)            (Zip Code)

                                (802) 862-1022
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 2.   Acquisition or Disposition of Assets.
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     On July 10, 1997 (the "Closing Date"), pursuant to an Agreement and Plan of
Merger dated as of March 25, 1997 (the "Merger Agreement") by and among IDX Systems Corporation, a Vermont corporation ("IDX"), Penguin Acquisition Corporation, a Washington corporation and wholly-owned subsidiary of IDX ("Penguin") and PHAMIS, Inc., a Washington corporation ("PHAMIS"), IDX acquired PHAMIS by means of a merger (the "Merger") of Penguin with and into PHAMIS, with PHAMIS remaining as the surviving corporation in the Merger. As a result of the Merger, PHAMIS became a wholly-owned subsidiary of IDX. PHAMIS offers healthcare information solutions that are part of a complete software and hardware system strategy designed for integrated healthcare delivery enterprises. Penguin was formed solely for the purpose of effecting the Merger.

     Pursuant to the Merger Agreement, each outstanding share of PHAMIS Common Stock was converted into .73 of a share of IDX Common Stock. Based on the capitalization of PHAMIS as of the Closing Date, IDX issued approximately 4.6 million shares of IDX Common Stock to former PHAMIS stockholders in the Merger. No fractional shares were issued in the Merger. PHAMIS stockholders otherwise entitled to receive a fraction of a share of IDX Common Stock in the Merger instead received an amount of cash equal to such fraction multiplied by the price per share of IDX Common Stock on the Nasdaq National Market, as reported by Nasdaq, on the business day immediately preceding the Closing Date.

     All options to purchase PHAMIS Common Stock outstanding immediately prior to the Merger were effectively assumed by IDX pursuant to the Merger Agreement. IDX registered on a Registration Statement on Form S-8 approximately 865,568 shares of IDX Common Stock for issuance upon the exercise of stock options formerly exercisable for shares of PHAMIS Common Stock and in connection with the PHAMIS Salary Savings and Deferral Plan.

Item 7.  Financial Statement and Exhibits.
         --------------------------------

     (a)  Financial Statements of Businesses Acquired.
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     The financial statements of PHAMIS set forth at (i) pages 20 through 40 of
PHAMIS' Annual Report Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") on Form 10-K for the fiscal year ended December 31, 1996 filed with the Securities and Exchange Commission (the "Commission") on March 31, 1997, and (ii) pages 3 through 7 of PHAMIS' Quarterly Report Pursuant to Section 13 or 15(d) of the Exchange Act on Form 10-Q for the quarterly period ended March 31, 1997 filed with the Commission on May 14, 1997, are hereby incorporated by reference herein and filed as an exhibit hereto (Exhibit 99.1) pursuant to Rule 12b-23(a)(3) of the Exchange Act.

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     (b)  Pro Forma Financial Information.
          -------------------------------

     The Unaudited Pro Forma Combined Condensed Financial Statements of IDX and PHAMIS set forth at pages 84 through 90 of the Joint Proxy Statement/Prospectus dated June 5, 1997 (the "Proxy Statement/Prospectus") filed as part of IDX's Registration Statement on Form S-4 (File No. 333-28391), which Proxy Statement/Prospectus was filed with the Commission on June 3, 1997, are hereby incorporated by reference herein and filed as an exhibit hereto (Exhibit 99.2) pursuant to Rule 12b-23(a)(3) of the Exchange Act.

     (c)  Exhibits.
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     See Index to Exhibits attached hereto.

                                      -3-
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 1997                     IDX SYSTEMS CORPORATION


                                        By:  /s/ Richard E. Tarrant
                                             --------------------------
                                             President and Chief
                                             Executive Officer

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                               INDEX TO EXHIBITS

Exhibit
Number                          Description
-------                         -----------

2.1* Agreement and Plan of Merger dated as of March 25, 1997, by and among IDX, Penguin and PHAMIS.

23.1  Consent of KPMG Peat Marwick LLP.

99.1  Financial Statements of PHAMIS.

99.2  Unaudited Pro Forma Combined Condensed Financial Statements of IDX and
      PHAMIS.

99.3  Press Release dated July 10, 1997.

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*    Incorporated by reference from the Registration Statement on Form S-4 (File
     No. 333-28319) of IDX.